General and Administrative Expenses	12 Months Ended
Dec. 31, 2021
General and Administrative Expenses
General and Administrative Expenses

17. General and Administrative Expenses

An analysis of general and administrative expenses is as follows:

	For the year ended December 31,
	2019	2020	2021
Employee costs	24,863	24,051	16,079
Share-based compensation (Note 22)	5,107	5,486	3,032
Amortization of long-term employee benefits	—	—	684
Other expenses	17,415	17,712	23,518
Total	47,385	47,249	43,313

General and administrative expenses include restructuring costs comprising of termination benefits, accelerated amortization for stock plan and restructuring obligation, of $815 for the year ended December 31, 2021 ($5,312 for the year ended December 31, 2020, $4,702 for the year ended December 31, 2019) pursuant to management’s decision to relocate more of its employees including several members of senior management to the Piraeus, Greece office.

On April 1, 2021, the Company granted $3,355 of cash settled awards to selected employees, in consideration of their key roles in the Company’s operations and their continuing commitment to its success. This grant will be settled in cash three years after the grant date, i.e. in April 2024. It is subject to the employees’ continuing employment with the Company. These obligations are classified as Long-term liabilities and are measured as the present value of expected future payments to be made with any unwind in the discount reflected in the consolidated statement of profit or loss. The expense of the period is included in Amortization of long-term employee benefits in the table above.

Other expenses include legal and professional costs relating to the Transaction of $10,698 for the year ended December 31, 2021, respectively ($937 for the year ended December 31, 2020 and nil for the year ended December 31, 2019).